                                                                   EXHIBIT 10.21



                               AGREEMENT BETWEEN

                          AMERSHAM INTERNATIONAL PLC,

                                 PHYTERA, INC

                                      AND

                                PHYTERA LIMITED

                            COLLABORATION AGREEMENT
                            -----------------------


THIS AGREEMENT (reference number S930519C.L5) is made on the          day of
of 1993
BETWEEN

(1) AMERSHAM INTERNATIONAL public limited company of Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA, England ("AMERSHAM");

(2) PHYTERA, INC (formerly PLANT PHARMACEUTICALS, INC) of One Innovation Drive, Worcester, MA 01605, U.S.A.; and

(3) PHYTERA LIMITED (formerly PLANT SCIENCE LIMITED) of Firth Court, Western Bank, Sheffield SL0 2TN, England (together called hereafter "PHYTERA")

WHEREAS

A) AMERSHAM is engaged inter alia in the business of carrying out research development and manufacture of products in the Life Science market.

B) PHYTERA is engaged in screening plant extracts and materials for potential therapeutics.

C) The parties wish to collaborate with a view primarily to identifying novel proprietary peroxidases and second to be able to screen for novel alkaline phosphatases.

1.   DEFINITIONS
     -----------
     In this agreement the following expressions shall bear the following meanings:

     1.1 "Confidential Information" shall mean any information, knowledge or material of a confidential or secret nature of or concerning a party hereto or its associated companies (the "Discloser") provided to another party hereto (the "Recipient") which shall include but not be limited to information, knowledge or material:

          (a) of a technical or scientific nature relating to or concerning know-how, technical data, computer programs and systems, designs, data bases, inventions, manufacturing or engineering techniques or procedures, equipment, materials, product designs and specifications, test and quality assurance procedures, research and research projects, and plans for future development;

          (b) of a business nature such as marketing plans, product plans, business strategies, costs, profits, formulae, markets, sales, lists of customers and suppliers, distributors, agents, consultants, information concerning or relating to any of its employees, training methods and the like; and

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          (c)  entrusted to the Discloser by third parties on a confidential basis.

     1.2 "Improvements" means all improvements in the Products made by AMERSHAM whether patentable or otherwise;

     1.3 "Net Sales Price" means the gross invoice price of any product which incorporates any of the Technology as sold by Amersham or any of its Subsidiaries in an arms length transaction exclusively for money after deduction of:

          1.3.1  the cost of Packaging, transport and insurance;

          1.3.2 all taxes and duties (including but not limited to value added tax);

          1.3.3 trade discounts, commissions and allowances and credits for defective goods.

     1.4 "New Product" means any product sold by AMERSHAM which incorporates an enzyme the subject of the programme of research set out in Schedule I of this agreement.

     1.5 "Old Product" means any product manufactured by AMERSHAM which incorporates a peroxidase enzyme not the subject of the programme of research set out in Schedule I of this agreement.

     1.6 "Packaging" means the outer containers for transporting the New Product or the Old Product excluding vial, vial box, kit box or anything else associated with such product itself.

     1.7  "Subsidiary" means

          (a) any company of which either party is a member and controls the composition of its board of directors or holds more than half in nominal value of its equity share capital or

          (b) any company which is a subsidiary of any company which is a subsidiary of that party.

     1.8 "Life Sciences" means use of new products in fundamental and applied scientific research and development in universities, research institutes and pharmaceutical and biotechnology companies world wide.

2.   PERIOD OF AGREEMENT
     ---------------------------

This Agreement shall commence on the date hereof and shall last for a period of [ ]* expiring without further notice unless otherwise agreed.

3.   OBLIGATIONS OF AMERSHAM
     ---------------------------

     3.1 AMERSHAM agrees to carry out its part of the programme of research set out in schedule I of this agreement.

     3.2  AMERSHAM agree to pay PHYTERA, Inc the following sums:-
          3.2.1  [                            ]*.

          3.2.2  [                            ]*

          3.2.3  [                            ]*

          3.2.4  [                            ]*.

          3.2.5  [                            ]*.

          3.2.6  To pay the deferred consideration set out in clause 4 below.

4.   DEFERRED CONSIDERATION
     ----------------------

     4.1 Subject to the following provisions of this clause AMERSHAM agrees to pay PHYTERA, Inc deferred consideration as follows:-

          4.1.1  [   ]* of Net Sales Price of any New Product [    ]*

          4.1.2  [   ]* of Net Sales Price of any New Product [    ]*.

____________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been requested, has been filed separately with the Securities and Exchange Commission.

4.2  [   ]*.

     AMERSHAM agrees during such period to pay PHYTERA, Inc deferred consideration as follows:-

          4.2.1  [  ]* of Net Sales Price of such New Product [   ]*.

          4.2.2  [  ]* of New Sales Price of such New Product [   ]*.

4.3  [   ]* it agrees to pay PHYTERA, Inc deferred consideration as follows:-

          4.3.1  [                            ]*.

          4.3.2  [                            ]*.

          4.4.1  [                            ]*.

          4.4.2  [                            ]*.

          4.5.1  [                            ]*.

          4.5.2  [                            ]*.

____________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been requested, has been filed separately with the Securities and Exchange Commission.

5.   OBLIGATIONS OF PHYTERA
     ---------------------------

     PHYTERA agrees to carry out its part of the programme of research set out in schedule I of this agreement.

6.   OWNERSHIP OF INTELLECTUAL PROPERTY
     ----------------------------------

     All intellectual property including without limitation that involving or relating to trade-names, trade-marks, patentable inventions, non-patentable processes or know-how, computer software, designs or copyright arising out of the programme of research set out in schedule I of this agreement shall be the sole property of AMERSHAM. PHYTERA shall promptly execute any document to secure such rights and to vest any such property legally in AMERSHAM or its nominee and hereby appoints AMERSHAM as attorney in that regard.

7.   GRANT OF LICENCE TO PHYTERA, Inc
     --------------------------------

     AMERSHAM hereby grants PHYTERA, Inc an exclusive world wide royalty free licence under any patents, patent applications or know-how which may arise from the programme of research set out in schedule I of this agreement in all fields other than that of LIFE SCIENCES, clinical diagnostics, forensic testing and assays for microbiological contamination of food, water and the environment.

8.   GRANT OF LICENCES TO THIRD PARTIES
     ----------------------------------

     8.1 AMERSHAM agrees to use its best efforts to grant licences under any patents, patent applications or know-how which may arise from the programme of research set out in schedule I of this agreement in the field of clinical diagnostics on terms which are commercially reasonable and agreed by Phytera, Inc but the parties agree that Amersham may offer Eastman Kodak Ltd or its affiliates the right of first refusal to an exclusive world wide licence on terms to be agreed.

     8.2 AMERSHAM agrees to pay PHYTERA, Inc half of any royalties it may receive under the terms of any licence which AMERSHAM may grant under the provisions of sub-clause 1 above of this clause.

9.   CONFIDENTIALITY
     ---------------

     9.1 The Recipient undertakes to treat any and all of such Confidential Information as either may disclose to the other during the term of this agreement as strictly confidential and not to divulge it to any third party for any purpose whatsoever and not to make use of such Confidential Information or any part thereof for any purpose other than carrying out the terms of this agreement without the Discloser's prior written consent.

     9.2 In the event of the Recipient visiting any of the establishments of the Discloser, the Recipient undertakes that any further Confidential Information which may come to the Recipient's knowledge, as a result of any such visit, shall be kept strictly confidential and that any such Confidential Information will not be divulged to any third party and will not be made use of in any way by the Recipient under any circumstances.

     9.3  The undertakings in subclauses 1 and 2 shall not apply to:

          (a) Confidential Information which at the time of disclosure is published or otherwise generally available to the public.

          (b) Confidential Information which after disclosure by the Discloser is published or becomes generally available to the public, otherwise than through any act or omission on the part of the Recipient.

          (c) Confidential Information which the Recipient can show by reasonable written record was in its possession at the time of disclosure and which was not acquired directly or indirectly from the Discloser.

          (d) Confidential Information rightfully acquired from a third party who did not obtain it under pledge of secrecy to the Discloser or another.

10.  WARRANTIES
     ----------

     Each party warrants and represents to the other that the Recitals of this Agreement are true and that, by entering into and performing this Agreement, it will not be in breach of any fiduciary or other contractual duty to any third party, will not be creating any conflict of interest, has the power to enter into this Agreement and has obtained all necessary approvals to do so and that none of the results or products of the services hereunder will infringe any third party's rights.

11.  TERMINATION
     -----------

     11.1 Either party shall be entitled to terminate this Agreement:

          11.1.1 upon giving [ ]* written notice to the other specifying the nature of the breach in the event that the other party commits a breach of a material term of this Agreement and fails to remedy such breach (if capable of being remedied) within the period of notice; or

          11.1.2 immediately upon written notice in the event that the other shall become insolvent or make any arrangement with its creditors or has a receiver or administrator appointed to the whole or any part of its assets or if an order

___________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                    shall be made or a resolution passed for its winding up unless such order or resolution is part of a scheme for its amalgamation or reconstruction.

12.  FORCE MAJEURE
     -------------

     12.1 Neither party shall be liable for its failure to perform hereunder (other than the obligation to make payments of amounts due) as a result of any events of force majeure beyond the party's reasonable control including, but not limited to, acts of God, fire, flood, wars, sabotage, civil strife or demonstrations, accidents, strikes, lockouts or other labour disputes, shortages, government actions, governmental laws, rules or regulations, inability to obtain supplies, raw materials or transportation. If either party's performance is prevented in whole or part by any such event, such party shall be excused any of its obligations hereunder during the period of delay of performance resulting from such event.

     12.2 Promptly following the date of commencement of any event of force majeure, the party affected by such event shall advise the other party in writing of such date and the nature of such event of force majeure. The term of the Agreement shall then be suspended for a period of time equal to the total period of said party's delay in performance. If the period of suspension of the agreement shall last for a period of six months either party may give one months' written notice to the other terminating this Agreement.

13.  NON ASSIGNMENT
     --------------

     Neither party shall assign, subcontract or otherwise dispose of the whole or any part of its rights and obligations under this Agreement without the consent of the other except that

          (i) AMERSHAM may assign the benefit of this Agreement to any of its Subsidiaries or to the purchaser of the entire part of its business of which the New Product forms part and

          (ii) PHYTERA, Inc may delegate its obligations hereunder to PHYTERA LIMITED, and may assign its right to receive payment under Sections 3 and 4 and its license under Section 7 to the purchaser of substantially all of its assets.

14.  INDEMNITY
     ---------

     14.1 Each of PHYTERA, Inc and AMERSHAM (each an "Indemnitor") warrants to the other that:

          (i)  such party's contribution to the programme of research set out in
               Schedule 1,

          (ii) in the case of PHYTERA, Inc any results of PHYTERA's contribution to such programme of research which are incorporated into a New Product, and

          (iii) in the case of AMERSHAM, any results of AMERSHAM's contribution to such programme of research which are licensed to PHYTERA, Inc hereunder,

          do not and will not infringe any patent, registered design, trademark or other intellectual property right of any third party and agrees to indemnify the other (the "Indemnitee") in respect of any claims, costs, losses, expenses or damages it may incur as a result of the breach of this warranty.

     14.2 The provisions of subclause 1 of this clause shall not apply in respect of infringement arising as a result of an Indemnitor having followed a design or instruction furnished by the Indemnitee or arising out of the independent negligence of the Indemnitee.

     14.3 In the event of PHYTERA, Inc as an Indemnitor is liable to AMERSHAM as an Indemnitee under this clause 14, PHYTERA, Inc in addition to discharging its indemnification obligations, shall use its best efforts to either:

          14.3.1 procure the right for AMERSHAM to continue to sell the infringing new Product; or

          14.3.2 replace aspect of the new Product which has been deemed to be infringing with a suitable non-infringing aspect.

15.  NOTICES
     -------

     All notices provided for in this Agreement shall be in writing and shall be deemed validly sent when sent by first class post or air mail postage prepaid, addressed to the respective parties as follows:

     If to AMERSHAM:

     Attention:     Company Secretary
                    Amersham International plc
                    Amersham Place
                    Little Chalfont
                    Buckinghamshire
                    England HP7 9NA

     If to PHYTERA:

     Attention:     President and CEO
                    PHYTERA, Inc
                    c/o MBRI
                    One Innovation Drive
                    Worcester, MA  01605
                    USA

     Notices under this Agreement shall also deemed be validly sent if sent by telex or facsimile to the telex or facsimile number of the parties as each last gave written notice of to the other. Telexed or facsimile notices shall be confirmed by first class post or airmail postage prepaid, but failure to do so shall not render any notice invalid. Notices may also be sent by leaving the same at the above addresses of the parties. Notices sent by registered airmail shall be deemed to have been delivered on the fourth day after posting excluding Saturdays and Sundays and public holidays in England and the United States of America.

16.  ENTIRE AGREEMENT
     ----------------

     This Agreement supersedes all prior agreements, arrangements and undertakings relating to the subject matter hereof between the parties. No addition to or modification of any provision of this Agreement shall be binding upon the parties unless made by a written instrument signed by a duly authorised representative of each of the parties.

17.  SEVERABILITY
     ------------

     17.1 If any provision of this Agreement or the application of any such provision to any person or circumstance shall be invalid under the law of any jurisdiction, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which it is invalid shall not be affected thereby.

     17.2 In the event a court of competent jurisdiction rules any provision of this Agreement to be invalid, such ruling shall have no effect on the remaining provisions of this Agreement and they shall continue in full force and effect.

18.  WAIVER
     ------

     The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

19.  CHANGES AND MODIFICATIONS TO AGREEMENT
     --------------------------------------

     No changes or modification are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties.

20.  LAW AND JURISDICTION
     --------------------

     This Agreement shall be governed by and construed in accordance with English law and the parties hereby submit to the exclusive jurisdiction of the English courts.

21.  HEADINGS
     --------

     The clause headings herein are for convenience only and shall not effect the construction of interpretation of this Agreement.

IN WITNESS WHEREOF the parties have set their hands the day and year first before written.

Signed for and on behalf of             Signed for and on behalf of
AMERSHAM INTERNATIONAL PLC              PHYTERA, INC

Signature /s/ J. Brown                  Signature /s/ Malcolm Morville
          ------------------------                ---------------------------

Name (capitals) Dr. J. Brown            Name (capitals) M. Morville
     -----------------------------                     ----------------------

Position Head Business Development      Position President
        --------------------------              -----------------------------

Date 19/7/93                            Date July 26, 1993
    ------------------------------          ---------------------------------

Signed for and on behalf of
PHYTERA LIMITED

Signature /s/ J. E. Eardley
         -------------------------

Name (capitals) J. E. Eardley
               -------------------

Position  Chairman
        --------------------------

Date 30/7/93
    ------------------------------

AMERSHAM/PLS COLLABORATIVE PROGRAMME                                  Schedule 1

As agreed 10.3.93 at Amersham Laboratories

[



     ]*


____________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[



     ]*


___________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CONFIDENTIALITY AGREEMENT  "TWO WAY"


THIS AGREEMENT (reference number J930318E.E3) is made on the     day of
19
BETWEEN

(1) AMERSHAM INTERNATIONAL public limited company of Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA, England ("AMERSHAM");

(2) PLANT PHARMACEUTICALS INC of One Innovation Drive, Worcester, MA 01605, USA; and

(3) PLANT SCIENCE LIMITED of Firth Court, Western Bank, Sheffield S10 2TN, England (together known as "PLANT")

WHEREAS

(a) AMERSHAM possesses or has access to valuable information, technical knowledge, experience and data of a secret and confidential nature, specified in the First Schedule, all of which are regarded by AMERSHAM as commercial assets of considerable value;

(b) PLANT possesses valuable information, technical knowledge, experience and data of a secret and confidential nature, specified in the Second Schedule, all of which are regarded by PLANT as commercial assets of considerable value;

(c) Each party is willing to consider disclosing its information as respectively set out in the First and Second Schedules (the "CONFIDENTIAL INFORMATION") to the other on the condition that the Recipient does not disclose the same to any third party nor make use thereof in any manner except as set out below.

In consideration of either party ("the DISCLOSER") disclosing any information of which it is the possessor to the other party ("the RECIPIENT"), IT IS AGREED as follows:

1. The RECIPIENT undertakes to treat any and all of such CONFIDENTIAL INFORMATION as strictly confidential and not to divulge it to any third party for any purpose whatsoever and not to make use of such CONFIDENTIAL INFORMATION or any part thereof for any purpose other than that specified in the Third Schedule without the DISCLOSER's prior written consent. For the avoidance of doubt, the RECIPIENT has no right to use any part of the CONFIDENTIAL INFORMATION to develop its own technology or seek patent protection therefor.

2. In the event of the RECIPIENT visiting any of the establishments of the DISCLOSER, the RECIPIENT undertakes that any further information of a confidential nature which may come to the RECIPIENT's knowledge, as a result of any such visit, shall deemed to be CONFIDENTIAL INFORMATION and shall be kept strictly confidential and will not be divulged to any third party or made use of in any way by the RECIPIENT under any circumstances.

3.   The undertakings in Clauses 1 and 2 shall not apply to:

     (a) information which at the time of disclosure is published or otherwise generally available to the public; or

     (b) information which after disclosure by the DISCLOSER is published or becomes generally available to the public otherwise than through any act or omission on the part of the RECIPIENT; or

     (c) information which the RECIPIENT can show by reasonable written record was in its possession at the time of disclosure and which was not acquired directly or indirectly from the DISCLOSER; or

     (d) information rightfully acquired from a third party who did not obtain it under pledge of secrecy to the DISCLOSER or another.

4. This Agreement shall be governed by and construed in accordance with English law and the parties hereby submit to the non-exclusive jurisdiction of the English courts.

                              THE FIRST SCHEDULE
                (CONFIDENTIAL INFORMATION disclosed by AMERSHAM
                          referred to in recital (a))

     [
               ]*

                              THE SECOND SCHEDULE
                 (CONFIDENTIAL INFORMATION disclosed by PLANT
                          referred to in recital (b))

     [
                               ]*

___________________
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                              THE THIRD SCHEDULE
                   (Purpose of Use referred to in Clause 1)

     The RECIPIENT is permitted to use the CONFIDENTIAL INFORMATION for the purpose only of research into the discovery of peroxidase enzymes which may be of use in the techniques described in the first schedule and for discussions with the DISCLOSER concerning possible future research collaboration.

Signed for and on behalf of             Signed for and on behalf of
AMERSHAM INTERNATIONAL PLC              PHYTERA, INC

Signature /s/ M. H. Barnes              Signature /s/ Malcolm Morville
          ---------------------------             ---------------------------

Name (capitals) M. H. Barnes            Name (capitals) M. Morville
     --------------------------------                   ----------------------

Position Head LS Business Development   Position President
        -----------------------------            -----------------------------

Date 1 April 1993                       Date 12 April 1993
    ---------------------------------        ---------------------------------

Signed for and on behalf of
PHYTERA LIMITED

Signature /s/ J. E. Eardley
         ----------------------------

Name (capitals) J. E. Eardley
               ----------------------

Position  Director
        -----------------------------

Date 21 April 1993
    ---------------------------------